Taxes	12 Months Ended
Jan. 03, 2015
Taxes
Taxes

12. Taxes

        Income Taxes.    Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the consolidated deferred tax assets and liabilities were (in thousands):

Fiscal Year	2014	2013
Current deferred income tax assets (liabilities):
Bad debt allowance	$4,387	$4,467
Returns allowance	8,724	8,641
Inventory	11,882	12,169
Warranty reserve	2,590	3,040
Compensation	6,459	9,189
Accrued liabilities	6,658	0
Deferred rent	1,128	1,810
Loss carryforwards	1,910	3,392
Other	(5,007)	12,070

Total current deferred tax assets	38,731	54,778
Valuation allowance	(5,168)	(7,946)

Net current deferred income tax assets	$33,563	$46,832

Total short-term deferred income tax assets	$34,084	$46,986
Total short-term deferred income tax liabilities	(521)	(154)

Net short-term deferred income tax assets	$33,563	$46,832

Long-term deferred income tax (liabilities) assets:
Unrealized exchange losses	$8,325	$(1,939)
State income tax and interest on tax contingencies	2,880	160
Fixed assets	(51,719)	(50,194)
Trade names and customer lists	(6,782)	(6,803)
Compensation	3,481	4,803
Deferred rent	9,425	7,456
Loss carryforwards	1,409	2,429
Undistributed earnings of certain foreign subsidiaries	(52,122)	(52,546)
Tax deductible foreign reserves	3,248	0
Other	4,231	11,111

Total deferred income tax liabilities	(77,624)	(85,523)
Valuation allowance	(1,653)	(2,601)

Net long-term deferred income tax liabilities	$(79,277)	$(88,124)

Total long-term deferred income tax assets	$8,583	$10,044
Total long-term deferred income tax liabilities	(87,860)	(98,168)

Net long-term deferred income tax liabilities	$(79,277)	$(88,124)

        Operating Loss Carryforwards.    The deferred income tax asset for loss carryforwards includes $3.3 million of net operating losses of foreign subsidiaries. Valuation allowances have been recorded to reflect the estimated amount of deferred tax assets that may not be realized on these losses. The amounts and the fiscal year of expiration of the loss carryforwards are (in thousands):

Expires 2015 through 2019	$6,100
Expires 2020 through 2024	2,855
Expires 2025 through 2028	2,696
Indefinite	3,263

Total loss carryforwards	$14,914

        The following table identifies income before income taxes for the Company's U.S. and non-U.S. based operations for the fiscal years indicated (in thousands):

Fiscal Year	2014	2013	2012
U.S	$169,079	$194,956	$193,985
Non-U.S	388,999	366,511	298,237

Total	$558,078	$561,467	$492,222

        The Company's provision for income taxes consisted of the following for the fiscal years indicated (in thousands):

Fiscal Year	2014	2013	2012
Current provision:
U.S. federal	$84,669	$97,860	$64,552
Non-U.S	74,190	69,901	60,239
State and local	10,582	8,297	6,314

Total current	169,441	176,058	131,105
Deferred provision (benefit)
U.S. federal	5,124	(2,346)	9,485
Non-U.S	(3,622)	(166)	(2,426)
State and local	524	(127)	(201)

Total deferred	2,026	(2,639)	6,858

Provision for income taxes	$171,467	$173,419	$137,963

        The expected cash payments for current U.S. income tax expense for fiscal years 2014, 2013 and 2012 were reduced by approximately $4.7 million, $12.0 million and $15.1 million, respectively, as a result of tax deductions related to the exercise of non-qualified stock options and stock appreciation rights and the vesting of restricted stock and restricted stock units. The expected cash payments for current foreign tax expense for fiscal years 2014, 2013 and 2012 were reduced by $0.4 million, $0.8 million and $0.5 million, respectively, as a result of tax deductions related to the exercise of stock options and the vesting of restricted stock granted to foreign employees. The income tax benefits resulting from these stock-based compensation plans have been recorded to additional paid-in capital in the Company's consolidated balance sheets. Total deferred income tax expense (benefit) of $2.0 million, ($2.6) million and $6.9 million for fiscal years 2014, 2013 and 2012, respectively, are included in deferred income taxes on the Company's consolidated statements of cash flows.

        The Company was granted a 60% tax holiday for its watch assembly activities in Switzerland for tax years 2008 through 2012. In 2013 and 2014, the Company paid the full Swiss tax rate on its watch assembly activities. This tax holiday reduced current foreign income taxes by approximately $1.2 million in fiscal year 2012.

        A reconciliation of the U.S. federal statutory income tax rate of 35% to the Company's effective tax rate is as follows:

Fiscal Year	2014	2013	2012
Tax at statutory rate	35.0%	35.0%	35.0%
State, net of federal tax benefit	0.9	0.9	1.0
Foreign rate differential	(12.3)	(12.5)	(10.0)
U.S. tax on foreign income	6.3	5.9	3.1
Income tax contingencies	0.7	0.0	(1.7)
Valuation allowances	(0.3)	0.9	0.0
Other	0.4	0.7	0.6

Provision for income taxes	30.7%	30.9%	28.0%

        Deferred U.S. federal income taxes and foreign withholding taxes are not recorded on undistributed earnings of certain foreign subsidiaries where management plans to continue reinvesting these earnings outside the U.S. The amount of undistributed earnings that would be subject to tax if distributed was approximately $800.6 million at January 3, 2015. Determining tax amounts that would be payable if these earnings were distributed to the U.S. parent company is not practicable.

        The total amount of unrecognized tax benefits, excluding interest and penalties that would favorably impact the effective tax rate in future periods if recognized, was $12.8 million, $9.6 million and $10.7 million for fiscal years 2014, 2013 and 2012, respectively. The IRS began its examination of the Company's 2010-2012 federal income tax returns in the first quarter of fiscal 2014. The Company is also subject to tax examinations in various state and foreign jurisdictions for the Company's 2007-2013 tax years, none of which the Company believes are individually significant. Audit outcomes and timing of audit settlements are subject to significant uncertainty.

        The Company has classified uncertain tax positions as long-term income taxes payable unless such amounts are expected to be paid within twelve months from January 3, 2015. As of January 3, 2015, the Company had recorded $5.3 million of unrecognized tax benefits, excluding interest and penalties, for positions that could be settled within the next twelve months. Consistent with its past practice, the Company recognizes interest and/or penalties related to income tax overpayments and income tax underpayments in income tax expense and income taxes receivable/payable, respectively. The total amount of accrued income tax-related interest in the Company's consolidated balance sheets was $1.8 million and $1.2 million at January 3, 2015 and December 28, 2013, respectively. The total amount of accrued income tax-related penalties in the Company's consolidated balance sheets was $0.4 million and $0.4 million at January 3, 2015 and December 28, 2013, respectively. The Company accrued income tax-related interest expense (benefit) of $0.7 million, ($1.0) million and ($1.0) million in fiscal years 2014, 2013 and 2012, respectively.

        The following is a tabular reconciliation of the total amounts of unrecognized tax benefits for the fiscal years indicated (in thousands):

Fiscal Year	2014	2013	2012
Balance at beginning of year	$14,314	$15,549	$17,974
Gross increases tax positions in prior years	4,234	3,310	1,245
Gross decreases tax positions in prior years	(1,018)	(4,384)	(2,580)
Gross increases—current year tax positions	3,508	3,575	2,486
Settlements	(194)	(3,456)	(3,582)
Lapse in statute of limitations	(617)	(297)	0
Change due to currency revaluation	(141)	17	6

Balance at end of year	$20,086	$14,314	$15,549